UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

Date  of  Report  (Date  of  earliest  event  reported):  August  12,  2002


                              NEW DRAGON ASIA CORP.
             (Exact name of registrant as specified in its charter)

          Florida                                                88-0404114
 (State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
       of incorporation)          Identification Number)

                           Room 1304, 13/F Wing On Centre
                           111 Connaught Road Central
                           Sheung Wan, Hong Kong 33301
                    (Address of principal executive offices)

Registrant's  telephone  number,  including  area  code:  011-852-2815-9892

                                 Not applicable
          (Former name or former address, if changed since last report)

ITEM  4.     Changes in Registrant's Certifying Accountant

     Effective, August 1, 2002, New Dragon Asia Corp. (the "Company"), dismissed Spear, Safer, Harmon & Co. ("SSHC"), as the Company's independent accountants. Effective August 13, 2002, the Company engaged Grobstein, Horwath & Company, LLP ("GH&C") as the Company's new independent accountants. The dismissal of SSHC and the engagement of GH&C were each approved by the Company's Board of Directors.

     Prior to the engagement of GH&C, neither the Company nor anyone on its behalf consulted with such firm regarding the application of accounting principles to a specified transaction, either completed or uncompleted, or type of audit opinion that might be rendered on the Company's financial statements.

     SSHC audited the Company's financial statements for the period from December 31, 1997 to December 31, 2001 and reviewed the Company's interim financial statements from September 30, 2001 through March 31, 2002. SSHC's reports for these periods did not contain an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

     During the period from December 31, 1997 to August 12, 2002, there were no disagreements with SSHC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of SSHC, would have caused such firm to make reference to the subject matter of the disagreements in connection with its report on the Company's financial statements. In addition, there were no such events as described under Item 304(a)(1)(IV)(B) of Regulation S-B during the period from December 31, 1997 to August 12, 2002.

     The Company has provided SSHC with a copy of the disclosures contained herein, and has requested that it furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) regarding its involvement with the Company as independent accountants and, if not, stating the respects in which it does not agree. A copy of SSHC's letter is attached hereto as Exhibit 16.1.

ITEM  7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)  Financial  Statements.  None

(b)  Pro  Forma  Financial  Statements.  None

(c)  Exhibits.
          16.1 Letter from Spear, Safer, Harmon & Co.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NEW  DRAGON  ASIA  CORP.


                                     By: /s/ Willie Lai
                                         ---------------------
                                         Name:  Willie Lai
Date:  August  22,  2002                 Title: Chief  Financial  Officer

                                                                    Exhibit 16.1

                    Spear, Safer, Harmon & Co. Letterhead

August 21, 2002

Securities and Exchange Commission
Washington, DC 20549

Gentleman:

We have read Item 4 of the Current Report on Form 8-K of New Dragon Asia Corp. for August 12, 2002, and we agree with the statement contained therein insofar as they relate to our firm.


/s/ Spear, Safer, Harmon & Co.
------------------------------

Miami, Florida
August 21, 2002